                                                                    Exhibit 24.1


                           THE PHOENIX COMPANIES, INC.

                                POWER OF ATTORNEY


         The undersigned, a director of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John H. Beers, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf (in any such capacity):

                  (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750,000,000, plus up to $150,000,000 for additional Securities registered under Rule 462(b) under the Securities Act (or, if applicable, the equivalent of such amounts in one or more foreign or composite currencies or currency units as shall be designated by the Company at the time of issuance) in aggregate amount of securities of the Company or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of $900,000,000 to the Company (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Company thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Company relating to the Securities; and Registration Statements filed pursuant to Rule 462(b) of the Securities Act to register additional Securities; and any and all other documents and instruments in any connection whatsoever with the issuance of the Securities that such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his or her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 2nd day of December, 2002.


                                                     /s/ Sal H. Alfiero
                                                     -------------------
                                                         Sal H. Alfiero

                           THE PHOENIX COMPANIES, INC.

                                POWER OF ATTORNEY


         The undersigned, a director of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John H. Beers, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf (in any such capacity):

                  (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750,000,000, plus up to $150,000,000 for additional Securities registered under Rule 462(b) under the Securities Act (or, if applicable, the equivalent of such amounts in one or more foreign or composite currencies or currency units as shall be designated by the Company at the time of issuance) in aggregate amount of securities of the Company or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of $900,000,000 to the Company (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Company thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Company relating to the Securities; and Registration Statements filed pursuant to Rule 462(b) of the Securities Act to register additional Securities; and any and all other documents and instruments in any connection whatsoever with the issuance of the Securities that such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his or her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 29th day of November, 2002.


                                                     /s/  Peter C. Browning
                                                     -----------------------
                                                          Peter C. Browning

                           THE PHOENIX COMPANIES, INC.

                                POWER OF ATTORNEY

      The undersigned, a director of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John H. Beers, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf (in any such capacity):

            (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750,000,000, plus up to $150,000,000 for additional Securities registered under Rule 462(b) under the Securities Act (or, if applicable, the equivalent of such amounts in one or more foreign or composite currencies or currency units as shall be designated by the Company at the time of issuance) in aggregate amount of securities of the Company or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of $900,000,000 to the Company (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Company thereof; and

            (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Company relating to the Securities; and Registration Statements filed pursuant to Rule 462(b) of the Securities Act to register additional Securities; and any and all other documents and instruments in any connection whatsoever with the issuance of the Securities that such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof,
      (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his or her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 2nd day of December, 2002.

                                                /s/ J. Carter Bacot
                                                ---------------------------
                                                      J. Carter Bacot

                           THE PHOENIX COMPANIES, INC.

                                POWER OF ATTORNEY


         The undersigned, a director of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John H. Beers, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf (in any such capacity):

                  (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750,000,000, plus up to $150,000,000 for additional Securities registered under Rule 462(b) under the Securities Act (or, if applicable, the equivalent of such amounts in one or more foreign or composite currencies or currency units as shall be designated by the Company at the time of issuance) in aggregate amount of securities of the Company or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of $900,000,000 to the Company (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Company thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Company relating to the Securities; and Registration Statements filed pursuant to Rule 462(b) of the Securities Act to register additional Securities; and any and all other documents and instruments in any connection whatsoever with the issuance of the Securities that such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his or her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 29th day of November, 2002.


                                                     /s/  Arthur P. Byrne
                                                     ---------------------
                                                          Arthur P. Byrne

                           THE PHOENIX COMPANIES, INC.

                                POWER OF ATTORNEY


         The undersigned, a director of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John H. Beers, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf (in any such capacity):

                  (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750,000,000, plus up to $150,000,000 for additional Securities registered under Rule 462(b) under the Securities Act (or, if applicable, the equivalent of such amounts in one or more foreign or composite currencies or currency units as shall be designated by the Company at the time of issuance) in aggregate amount of securities of the Company or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of $900,000,000 to the Company (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Company thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Company relating to the Securities; and Registration Statements filed pursuant to Rule 462(b) of the Securities Act to register additional Securities; and any and all other documents and instruments in any connection whatsoever with the issuance of the Securities that such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his or her own acts and deeds all th0at such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 2nd day of December, 2002.


                                                     /s/  Sanford Cloud, Jr.
                                                     -----------------------
                                                          Sanford Cloud, Jr.

                           THE PHOENIX COMPANIES, INC.

                                POWER OF ATTORNEY


         The undersigned, a director of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John H. Beers, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf (in any such capacity):

                  (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750,000,000, plus up to $150,000,000 for additional Securities registered under Rule 462(b) under the Securities Act (or, if applicable, the equivalent of such amounts in one or more foreign or composite currencies or currency units as shall be designated by the Company at the time of issuance) in aggregate amount of securities of the Company or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of $900,000,000 to the Company (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Company thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Company relating to the Securities; and Registration Statements filed pursuant to Rule 462(b) of the Securities Act to register additional Securities; and any and all other documents and instruments in any connection whatsoever with the issuance of the Securities that such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his or her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 29th day of November, 2002.


                                                 /s/  Richard N. Cooper, Ph.D.
                                                 ------------------------------
                                                      Richard N. Cooper, Ph.D.

                           THE PHOENIX COMPANIES, INC.

                                POWER OF ATTORNEY

      The undersigned, a director of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John H. Beers, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf (in any such capacity):

            (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750,000,000, plus up to $150,000,000 for additional Securities registered under Rule 462(b) under the Securities Act (or, if applicable, the equivalent of such amounts in one or more foreign or composite currencies or currency units as shall be designated by the Company at the time of issuance) in aggregate amount of securities of the Company or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of $900,000,000 to the Company (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Company thereof; and

            (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Company relating to the Securities; and Registration Statements filed pursuant to Rule 462(b) of the Securities Act to register additional Securities; and any and all other documents and instruments in any connection whatsoever with the issuance of the Securities that such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof,
      (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his or her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 2nd day of December, 2002.

                                                 /s/ Gordon J. Davis
                                                 -------------------------
                                                    Gordon J. Davis, Esq.

                           THE PHOENIX COMPANIES, INC.

                                POWER OF ATTORNEY

      The undersigned, a director of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John H. Beers, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf (in any such capacity):

            (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750,000,000, plus up to $150,000,000 for additional Securities registered under Rule 462(b) under the Securities Act (or, if applicable, the equivalent of such amounts in one or more foreign or composite currencies or currency units as shall be designated by the Company at the time of issuance) in aggregate amount of securities of the Company or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of $900,000,000 to the Company (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Company thereof; and

            (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Company relating to the Securities; and Registration Statements filed pursuant to Rule 462(b) of the Securities Act to register additional Securities; and any and all other documents and instruments in any connection whatsoever with the issuance of the Securities that such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof,
      (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his or her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 30th day of November, 2002.

                                                /s/ Ann Maynard Gray
                                                ----------------------------
                                                       Ann Maynard Gray

                           THE PHOENIX COMPANIES, INC.

                                POWER OF ATTORNEY


         The undersigned, a director of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John H. Beers, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf (in any such capacity):

                  (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750,000,000, plus up to $150,000,000 for additional Securities registered under Rule 462(b) under the Securities Act (or, if applicable, the equivalent of such amounts in one or more foreign or composite currencies or currency units as shall be designated by the Company at the time of issuance) in aggregate amount of securities of the Company or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of $900,000,000 to the Company (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Company thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Company relating to the Securities; and Registration Statements filed pursuant to Rule 462(b) of the Securities Act to register additional Securities; and any and all other documents and instruments in any connection whatsoever with the issuance of the Securities that such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his or her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 2nd day of December, 2002.


                                                     /s/ John E. Haire
                                                     ------------------
                                                         John E. Haire

                           THE PHOENIX COMPANIES, INC.

                                POWER OF ATTORNEY


         The undersigned, a director of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John H. Beers, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf (in any such capacity):

                  (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750,000,000, plus up to $150,000,000 for additional Securities registered under Rule 462(b) under the Securities Act (or, if applicable, the equivalent of such amounts in one or more foreign or composite currencies or currency units as shall be designated by the Company at the time of issuance) in aggregate amount of securities of the Company or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of $900,000,000 to the Company (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Company thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Company relating to the Securities; and Registration Statements filed pursuant to Rule 462(b) of the Securities Act to register additional Securities; and any and all other documents and instruments in any connection whatsoever with the issuance of the Securities that such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his or her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 2nd day of December, 2002.


                                                     /s/  Jerry J. Jasinowski
                                                     ------------------------
                                                          Jerry J. Jasinowski

                           THE PHOENIX COMPANIES, INC.

                                POWER OF ATTORNEY


         The undersigned, a director of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John H. Beers, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf (in any such capacity):

                  (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750,000,000, plus up to $150,000,000 for additional Securities registered under Rule 462(b) under the Securities Act (or, if applicable, the equivalent of such amounts in one or more foreign or composite currencies or currency units as shall be designated by the Company at the time of issuance) in aggregate amount of securities of the Company or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of $900,000,000 to the Company (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Company thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Company relating to the Securities; and Registration Statements filed pursuant to Rule 462(b) of the Securities Act to register additional Securities; and any and all other documents and instruments in any connection whatsoever with the issuance of the Securities that such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his or her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 29th day of November, 2002.


                                                     /s/  Thomas S. Johnson
                                                     -----------------------
                                                          Thomas S. Johnson

                           THE PHOENIX COMPANIES, INC.

                                POWER OF ATTORNEY


         The undersigned, a director of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John H. Beers, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf (in any such capacity):

                  (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750,000,000, plus up to $150,000,000 for additional Securities registered under Rule 462(b) under the Securities Act (or, if applicable, the equivalent of such amounts in one or more foreign or composite currencies or currency units as shall be designated by the Company at the time of issuance) in aggregate amount of securities of the Company or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of $900,000,000 to the Company (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Company thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Company relating to the Securities; and Registration Statements filed pursuant to Rule 462(b) of the Securities Act to register additional Securities; and any and all other documents and instruments in any connection whatsoever with the issuance of the Securities that such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his or her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 29th day of November, 2002.


                                                   /s/  John W. Johnstone, Jr.
                                                   ---------------------------
                                                        John W. Johnstone, Jr.

                           THE PHOENIX COMPANIES, INC.

                                POWER OF ATTORNEY

      The undersigned, a director of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John H. Beers, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf (in any such capacity):

            (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750,000,000, plus up to $150,000,000 for additional Securities registered under Rule 462(b) under the Securities Act (or, if applicable, the equivalent of such amounts in one or more foreign or composite currencies or currency units as shall be designated by the Company at the time of issuance) in aggregate amount of securities of the Company or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of $900,000,000 to the Company (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Company thereof; and

            (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Company relating to the Securities; and Registration Statements filed pursuant to Rule 462(b) of the Securities Act to register additional Securities; and any and all other documents and instruments in any connection whatsoever with the issuance of the Securities that such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof,
      (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his or her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

      IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 1st day of December, 2002.

                                                /s/ Marilyn E. LaMarche
                                                -----------------------------
                                                      Marilyn E. LaMarche

                           THE PHOENIX COMPANIES, INC.

                                POWER OF ATTORNEY


         The undersigned, a director of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John H. Beers, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf (in any such capacity):

                  (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750,000,000, plus up to $150,000,000 for additional Securities registered under Rule 462(b) under the Securities Act (or, if applicable, the equivalent of such amounts in one or more foreign or composite currencies or currency units as shall be designated by the Company at the time of issuance) in aggregate amount of securities of the Company or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of $900,000,000 to the Company (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Company thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Company relating to the Securities; and Registration Statements filed pursuant to Rule 462(b) of the Securities Act to register additional Securities; and any and all other documents and instruments in any connection whatsoever with the issuance of the Securities that such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his or her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 1st day of December, 2002.


                                                   /s/  Robert F. Vizza, Ph.D.
                                                   ---------------------------
                                                        Robert F. Vizza, Ph.D.

                           THE PHOENIX COMPANIES, INC.

                                POWER OF ATTORNEY


         The undersigned, a director of The Phoenix Companies, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint John H. Beers, Carole A. Masters and Tracy L. Rich, and each of them acting alone, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, to execute and deliver in his or her name and on his or her behalf (in any such capacity):

                  (a) one or more Registration Statements of the Company on an appropriate form proposed to be filed with the Securities and Exchange Commission (the "Commission") for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), up to U.S. $750,000,000, plus up to $150,000,000 for additional Securities registered under Rule 462(b) under the Securities Act (or, if applicable, the equivalent of such amounts in one or more foreign or composite currencies or currency units as shall be designated by the Company at the time of issuance) in aggregate amount of securities of the Company or such greater amount, if any such securities are issued at an original issue discount, as shall result in aggregate proceeds of $900,000,000 to the Company (the "Securities"), such Securities to be issued from time to time on terms to be established in each case by or pursuant to a resolution of the Board of Directors of the Company thereof; and

                  (b) any and all supplements and amendments (including, without limitation, post-effective amendments) to such or any other Registration Statements of the Company relating to the Securities; and Registration Statements filed pursuant to Rule 462(b) of the Securities Act to register additional Securities; and any and all other documents and instruments in any connection whatsoever with the issuance of the Securities that such attorneys-in-fact and agents, or any of them, deem necessary or advisable to enable the Company to comply with (i) the Securities Act and the other federal securities laws of the United States of America and the rules, regulations and requirements of the Commission in respect of any thereof, (ii) the securities or Blue Sky laws of any state or other governmental subdivision of the United States of America and (iii) the securities laws of any foreign jurisdiction; and the undersigned does hereby ratify and confirm as his or her own acts and deeds all that such attorneys-in-fact and agents, and each of them, shall do or cause to be done by virtue hereof. Each one of such attorneys-in-fact and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed this power of attorney this 30th day of November, 2002.

                                                   /s/  Robert G. Wilson
                                                   ----------------------
                                                        Robert G. Wilson